                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

                                          [_]Confidential, for Use of the
[X]Definitive Proxy Statement                Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            ARTHROCARE CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                             ARTHROCARE CORPORATION

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

                               ----------------

TO THE STOCKHOLDERS:

   Notice is hereby given that the 2001 Annual Meeting of Stockholders of ArthroCare Corporation, a Delaware corporation (the "Company"), will be held on Monday, May 23, 2001 at 10:00 a.m., local time, at the Company's principal executive offices located at 595 North Pastoria Avenue, Sunnyvale, California 94085 for the following purposes:

     (1) To elect directors of the Company.

     (2) To confirm the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the 2001 fiscal year.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

   These matters are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on April 4, 2001 are entitled to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          By Order of The Board of Directors

                                          Michael A. Baker
                                          President and Chief Executive
                                           Officer

Sunnyvale, California
April 13, 2001

                                   IMPORTANT


 TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

                             ARTHROCARE CORPORATION

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      2001 ANNUAL MEETING OF STOCKHOLDERS

   The enclosed Proxy is solicited on behalf of ArthroCare Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Monday, May 23, 2001 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices located at 595 North Pastoria Avenue, Sunnyvale, California 94085. The Company's telephone number at that location is (408) 736-0224.

   This Proxy Statement is being mailed on or about April 18, 2001 to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND VOTING SECURITIES

   Stockholders of record at the close of business on April 4, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one series of common shares, $0.001 par value (the "Common Stock"), outstanding, designated Common Stock. At the Record Date, 22,368,829 shares of Common Stock were issued and outstanding and held of record by 201 stockholders.

VOTING; QUORUM; ABSTENTIONS; AND BROKER NON-VOTES

   Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal No. 1). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal No. 1). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the holders of Common Stock, present in person or represented by proxy, at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

   Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

   Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

   Therefore, for purposes of the election of directors (Proposal No. 1), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same effect as votes against these proposals and broker non-votes will not have any effect on the outcome of the vote.

   PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS: (I) FOR THE ELECTION OF THE SIX PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS' NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS; AND (II) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY. NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING FROM TIME TO TIME.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

   The cost of soliciting proxies will be borne by the Company. The Company may retain Wells Fargo Bank Minnesota, N.A., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $1000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram. The Company has excluded fees for attorneys, accountants, public relations or financial advisors, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation by the amount normally expended for a solicitation for an election of directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Stockholders who intend to present a proposal for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Stockholders must submit the proposal to the Company no later than December 20, 2001. Additionally, stockholders who intend to present a proposal at the 2002 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials for the 2002 Annual Meeting must provide notice of such proposal to the Company no later than December 20, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

      SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of April 4, 2001 by:

  . each of the Company's directors,

  . each executive officer named in the Summary Compensation Table appearing herein,

  . all directors and executive officers of the Company as a group, and

  . each person known by the Company to beneficially own more than 5% of the Company's Common Stock for which the most recent data available is December 31, 2000.

   The address for all executive officers and directors is c/o ArthroCare Corporation, 595 North Pastoria Avenue, Sunnyvale, CA 94085.

                                                         Shares    Approximate
                                                      Beneficially   Percent
                  Name and Address                      Owned(1)     Owned(2)
                  ----------------                    ------------ -----------
MFS Investment Management............................  2,950,147      13.2%
 500 Boylston Street
 Boston, MA 02116

Kern Capital Management LLC..........................  2,585,400      11.6%
 114 West 47th Street, Suite 1926
 New York, NY 10036

Putnam Investment Management, Inc. ..................  2,329,673      10.4%
 One Post Office Square
 Boston, MA 02109

Brown Invesment Advisory & Trust Co. ................  2,275,540      10.2%
 19 South Street
 Baltimore, MD 21202

Zurich Scudder Investments, Inc. ....................  2,132,400       9.5%
 345 Park Avenue
 New York, NY 10154

Kopp Investment Advisors.............................  1,266,500       5.7%
 7701 France Avenue South, Suite 500
 Edina, MN 55435

Hira V. Thapliyal, Ph.D. (3).........................    728,298       3.3%

Michael A. Baker (4).................................    617,740       2.7%

John S. Lewis (5)....................................    268,120       1.2%

Annette J. Campbell-White (6)........................    196,846       0.9%

Christine Hanni (7)..................................    152,258       0.7%

Robert T. Hagan (8)..................................    129,769       0.6%

Robert R. Momsen (9).................................    115,074       0.5%

C. Raymond Larkin, Jr. (10)..........................     89,541       0.4%

Jean A. Woloszko, M.D., Ph.D. (11)...................     64,262       0.3%

John R. Tighe (12)...................................     58,607       0.3%

Bruce C. Prothro (13)................................     41,173       0.2%

All directors and executive officers as a group (16
 persons)(14)........................................  2,629,962      11.2%

--------
 (1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Applicable percentage ownership is based on 22,368,829 shares of Common Stock outstanding as of April 4, 2001 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of Common Stock subject to the options currently exercisable, or exercisable within 60 days of April 4, 2001, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

 (3) Includes an aggregate of 340,000 shares held in trust for Dr. Thapliyal's minor children, over which Dr. Thapliyal does not hold voting or dispositive control, and 37,666 shares issuable to Dr. Thapliyal upon exercise of stock options exercisable within 60 days of April 4, 2001.

 (4) Consists of 149,055 shares held by Michael A. Baker, and 468,685 shares issuable to Mr. Baker upon exercise of stock options exercisable within 60 days of April 4, 2001.

 (5) Consists of 205,120 shares held by John S. Lewis, 20,000 shares held by John S. Lewis IRA Charles Schwab & Co. Inc., 10,000 shares which are held by the Lewis Family Partnership, and 33,000 shares issuable to Mr. Lewis upon exercise of stock options exercisable within 60 days of April 4, 2001.

 (6) Consists of 150,846 shares held by Annette J. Campbell-White, 13,000 shares held by Delaware Charter Guarantee & Trust Co. Cust. MedVenture Partners fbo Annette J. Campbell-White Profit Sharing Plan and 33,000 shares issuable upon exercise of stock options exercisable within 60 days of April 4, 2001.

 (7) Consists of 14,138 shares held by Christine Hanni and 138,120 shares issuable to Ms. Hanni upon exercise of stock options exercisable within 60 days of April 4, 2001.

 (8) Consists of 95,229 shares held by Robert T. Hagan and Barbara Hagan as joint tenants over which Mr. Hagan and Ms. Hagan hold voting and dispositive control and 34,540 shares issuable to Mr. Hagan upon exercise of stock options exercisable within 60 days of April 4, 2001.

 (9) Consists of 100,074 shares held by Robert R. Momsen and 15,000 shares issuable to Mr. Momsen upon exercise of stock options exercisable within 60 days of April 4, 2001.

(10) Consists of 89,541 shares issuable to Mr. Larkin upon exercise of stock options exercisable within 60 days of April 4, 2001.

(11) Consists of 18,557 shares held by Jean A. Woloszko, M.D., Ph.D. and 45,705 shares issuable to Dr. Woloszko upon exercise of stock options exercisable within 60 days of April 4, 2001.

(12) Consists of 11,926 shares held by John R. Tighe and 46,681 shares issuable to Mr. Tighe upon exercise of stock options exercisable within 60 days of April 4, 2001.

(13) Consists of 41,173 shares issuable to Mr. Prothro upon exercise of stock options exercisable within 60 days of April 4, 2001.

(14) See footnotes (3) through (13) above. Includes one executive officer no longer employed by the Company.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

NOMINEES

   A Board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a director. If stockholders nominate additional persons for election as directors, the proxy holder will vote all proxies received by him to assure the election of as many of the Board of Directors' nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until that person's successor has been elected.

   The names of the nominees, and certain information about them, are set forth below.

    Name of Nominee       Age                 Principal Occupation
    ---------------       ---                 --------------------
Michael A. Baker........   42 President and Chief Executive Officer of the Company
Annette J. Campbell-
 White..................   54 Managing General Partner, MedVenture Associates
C. Raymond Larkin, Jr.
 .......................   52 Principal, 3x NELL L.L.C.
John S. Lewis...........   55 Principal, Lewis Capital
Robert R. Momsen........   54 General Partner, InterWest Partners
Hira V. Thapliyal, Ph.D.
 .......................   52 Partner, MedVenture Associates

   Except as set forth below, each of the nominees has been engaged in his or her principal occupation set forth above during the past five years. There are no family relationships among any directors or executive officers of the Company.

   Michael A. Baker, has served as President, Chief Executive Officer and a Director of the Company since July 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc. a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice President, General Manager of Medtronic's Coronary Vascular Division. From 1988 to 1989, Mr. Baker was a management consultant at The Carroll Group. From 1986 to 1988, Mr. Baker was a Corporate Development Officer at American National Bank & Trust Co. Prior to joining American National Bank & Trust Co., Mr. Baker served in the United States Army from 1981 to 1986. Mr. Baker holds a bachelors degree from the United States Military Academy at West Point and an M.B.A. from the University of Chicago. Mr. Baker serves on the Board of Directors of ProDuct Health, Inc.

   Annette J. Campbell-White joined the Company in May 1993 as a Director. Since 1986, Ms. Campbell-White has been the Managing General Partner of MedVenture Associates, a venture capital firm which invests primarily in medical device companies. From July 1992 to July 1994, Ms. Campbell-White was a general partner of Paragon Venture Partners II, a venture capital partnership. Ms. Campbell-White has a B.Sc. degree in Chemical Engineering and an M.Sc. degree in Physical Chemistry each from the University of Cape Town, South Africa. Ms. Campbell-White serves on the Board of Directors of several privately held companies.

   C. Raymond Larkin, Jr. became a Director of the Company in April 1996. From 1983 to March 1998, he held various executive positions with Nellcor Incorporated, a medical products company, for which he served as President and Chief Executive Officer from 1989 until August 1995 when he became President and Chief Executive Officer of Nellcor Puritan Bennett Incorporated upon the merger of Nellcor Incorporated with Puritan-Bennett Corporation. Since July 1998 Mr. Larkin has been a principal of 3x NELL L.L.C., a company which invests in and provides consulting services to the medical device, biotechnology and pharmaceutical industries. Mr. Larkin is also a director of Neuromedical Systems, Inc. and Hangar Orthopedics M.D. He holds a B.S. degree from LaSalle University.

   John S. Lewis joined the Company in May 1993 as a Director when Paragon Venture Partners, a high technology and healthcare-oriented venture capital partnership, became the Company's founding lead investor. In addition to his continuing role as a co-founder and General Partner of Paragon Venture Partners since 1983, Mr. Lewis is a private investor, serving since April 1999 as the sole principal of Lewis Capital. From September 1995 until April 1999, Mr. Lewis was a co-founder and Managing Director of Pacific Venture Group, a venture capital partnership focused on healthcare investing. He received a B.S. degree in Mechanical Engineering from University of California at Berkeley, and an M.B.A. degree from Harvard Business School.

   Robert R. Momsen joined the Company in January 1994 as a Director. Since August 1982, Mr. Momsen has been a General Partner at InterWest Partners, a private venture capital firm although he is currently retired and not a General Partner of the two most recent InterWest funds (Interwest VII and Interwest
VIII). From 1977 to 1981, Mr. Momsen served as General Manager and Chief Financial Officer of Life Instruments Corporation, a medical diagnostic imaging company that he co-founded. Mr. Momsen is also a director of Corixa and serves on the Board of Directors of five private companies. Mr. Momsen holds a B.S. degree in Engineering and an M.B.A. degree from Stanford University.

   Hira V. Thapliyal, Ph.D., a founder of the Company, served as Chief Technical Officer from July 1997 through October 1998 and from May 1993 to July 1997, served as President, Chief Executive Officer and has been a Director of the Company since its inception. In March 2001, Dr. Thapliyal joined MedVenture Associates, a venture capital firm that invests primarily in medical device companies, as Partner. From 1989 to 1993, Dr. Thapliyal was President and Chief Executive Officer of MicroBionics, Inc., a privately-held company developing an in-vivo continuous blood gas monitor. In 1986, Dr. Thapliyal co-founded Cardiovascular Imaging Systems, Inc. ("CVIS") and served as its President until 1988. CVIS develops and markets catheters for ultrasonic intraluminal imaging of human arteries. Dr. Thapliyal holds a M.S. degree in Electrical Engineering from the University of Idaho and a Ph.D. in Materials Science & Engineering from Cornell University.

VOTE REQUIRED

   The six nominees receiving the highest number of affirmative votes of the Votes Cast shall be elected as directors of the Company for the ensuing year.

BOARD MEETINGS; COMMITTEES

   The Board of Directors of the Company held eight meetings during the year ended December 30, 2000 (the "Last Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

   During the Last Fiscal Year, the Audit Committee consisted of directors Lewis and Momsen. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. During the Last Fiscal Year, the Audit Committee held seven meetings during which the members reviewed and discussed financial presentations and related matters. The Audit Committee also met with the Company's independent auditors to discuss the audit for the Last Fiscal Year.

   During the Last Fiscal Year, the Compensation Committee consisted of directors Campbell-White and Momsen. The Compensation Committee reviews and makes decisions concerning salaries and incentive compensation for officers and employees of the Company. The Compensation Committee held six meetings during the Last Fiscal Year during which the members discussed and reviewed compensation matters.

   No director serving in the Last Fiscal Year attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he or she serves.

DIRECTOR COMPENSATION

   Directors receive annual retainers of $10,000 at the end of each fiscal year. Attendance at meetings of the Board of Directors is compensated at the rates of $1000 for in-person meetings and $500 for telephonic attendance. Attendance of committee meetings is compensated at the rate of $500 per meeting. Directors are reimbursed for out-of-pocket expenses they incur in connection with their attendance at meetings of the Board of Directors and committees of the Board of Directors. On May 23, 2001, each outside director who is re-elected at the Annual Meeting will be granted an option to purchase 15,000 shares of the Company's Common Stock at an exercise price per share equal to the closing price of one share of the Company's Common Stock on the day before the date of grant.

SECTION 16(a) REPORTS

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms submitted to it during the Last Fiscal Year, the Company believes that, during the Last Fiscal Year, its director Ms. Campbell-White failed to file four Form 4s disclosing shares of Company Common Stock gifted, sold or purchased. The Company's director Dr. Thapliyal failed to file one Form 4 disclosing shares of the Company Common Stock sold. Company officer Mr. Prothro failed to file two Form 4s disclosing shares of Company Common Stock acquired and sold.

RECOMMENDATION

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES.

                                PROPOSAL NO. 2:

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the 2001 fiscal year ending December 29, 2001 and recommends that the stockholders confirm such selection. This firm has audited the Company's financial statements since the Company's inception. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

   The affirmative vote of the majority of the Votes Cast will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2001 fiscal year ending December 29, 2001.

RECOMMENDATION

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR ENDING DECEMBER 29, 2001.

                               EXECUTIVE OFFICERS

   The executive officers of the Company and their ages as of April 4, 2001 are as follows:

          Name           Age                          Position
          ----           ---                          --------
Michael A. Baker........  42 President and Chief Executive Officer
Robert T. Hagan.........  55 Vice President, Manufacturing
Christine Hanni.........  40 Vice President, Finance and Chief Financial Officer
David C. Hovda..........  38 Vice President, General Manager, ArthroCare Spine
James L. Pacek..........  51 Vice President, Strategic Business Units
Bruce C. Prothro........  39 Vice President, Regulatory Affairs and Quality Assurance
John T. Raffle, Esq. ...  32 Managing Director, Corporate Development and Legal Affairs
John R. Tighe...........  40 Vice President, Worldwide Sales and Marketing
Ronald A. Underwood.....  49 Vice President, General Manager, ENTec
Jean A. Woloszko, M.D.,
 Ph.D. .................  43 Vice President, Research and Development

   Michael A. Baker has served as our President, Chief Executive Officer and a director since July 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc. a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice-President, General Manager of Medtronic's Coronary Vascular Division. From 1988 to 1989, Mr. Baker was a management consultant at The Carroll Group. From 1986 to 1988, Mr. Baker was a Corporate Development Officer at American National Bank & Trust Co. Prior to joining American National Bank & Trust Co., Mr. Baker served in the United States Army from 1981 to 1986. Mr. Baker holds a bachelors degree from the United States Military Academy at West Point and an M.B.A. from the University of Chicago.

   Robert T. Hagan joined our Company in August 1995 as Vice President, Manufacturing. From October 1992 to July 1995, Mr. Hagan was retired. From 1984 to September 1992, Mr. Hagan held several manufacturing oversight positions with Haemonetics Corporation, a manufacturer of blood processing equipment and sterile disposable devices. His most recent position at Haemonetics Corporation was Director of Advanced Manufacturing Technologies and Vice President of Manufacturing. Mr. Hagan also served as Vice President of Manufacturing for Medical and Scientific Designs, Incorporated, a start-up reagent company.
Mr. Hagan holds a B.S. degree in Industrial Engineering from Tennessee Technological University.

   Christine Hanni joined our Company in January 1998 as Vice President, Finance and Chief Financial Officer. From 1992 until 1997, Ms. Hanni first served as Corporate Controller and then as Director of International Finance and Sales Administration of Target Therapeutics, Inc., a leading manufacturer of disposable medical devices for the treatment of various brain diseases. Prior to joining Target, she held several finance and accounting positions with Tandem Computers, Inc. including Marketing Accounting Manager. From 1983 to 1987, Ms. Hanni was an auditor for Coopers & Lybrand in San Jose, California and Portland, Oregon. Ms. Hanni holds a B.S. degree in Accounting from Southern Oregon University.

   David C. Hovda joined our Company in November 1997 as Managing Director of our ear, nose and throat (ENT) business unit. From September 1999 until December 2000, Mr. Hovda served as Managing Director, ArthroCare Spine and was then promoted to Vice President, General Manager of ArthroCare Spine. From 1992 to 1997, Mr. Hovda held several positions in the Corporate Venture Group at Medtronic, Inc. His most recent position at Medtronic was European Business Manager for the Upper Airway Venture. Prior to joining Medtronic, Mr. Hovda served in the United States Navy from 1985 to 1990. Mr. Hovda holds a B.S. degree in Civil Engineering from Northwestern University and an M.B.A. from Harvard Business School.

   James L. Pacek joined our Company in October 1999 as Managing Director, AngioCare, our business unit devoted to the development of cardiology products. He served in this position until October 2000 when he was promoted to Vice President, Strategic Business Units. Prior to joining ArthroCare, Mr. Pacek served from December 1997 until September 1999 as Vice President, Sales and Marketing of Hearten Medical, Inc., a medical device start-up company focused on the uses of radio frequency to treat heart failure. From January 1996 until November 1997 Mr. Pacek served as Vice President, Marketing for the interventional vascular business at Medtronic, Inc. Mr. Pacek holds a B.S. degree in Marketing from the University of Illinois, Chicago.

   Bruce C. Prothro joined our Company in October 1998 as Vice President, Regulatory Affairs and Quality Assurance. From November 1992 to September 1998, Mr. Prothro held various positions with KeraVision, Inc., most recently as the Director of Regulatory Affairs and Compliance. Prior to KeraVision, Mr. Prothro was Manager, Quality Engineering at Advanced Cardiovascular Systems, Inc. and Manufacturing Manager at Diamon Images, Inc. Mr. Prothro holds a B.S. degree in Chemistry from the University of California, Berkeley.

   John T. Raffle, Esq., joined our Company in September 1997 as Director, Intellectual Property. He was promoted in January 2001 to Managing Director, Corporate Development and Legal Affairs. From June 1993 to September 1997, Mr. Raffle was an associate at Townsend and Townsend and Crew LLP. Mr. Raffle holds a B.S. degree in Aeronautical Engineering from M.I.T. and a J.D. from Duke University School of Law.

   John R. Tighe joined our Company in January 1995 as the Director of Sales. He was appointed Vice President of Worldwide Sales and Marketing in January 1999. From December 1988 to December 1994, Mr. Tighe held various sales positions with Acufex Microsurgical, Inc., a manufacturer of arthroscopic instruments. His most recent position at Acufex Microsurgical, Inc. was National Sales Manager. Mr. Tighe holds a B.S. degree in Civil Engineering from the University of Maryland.

   Ronald A. Underwood joined our Company in March 1997 as Director, New Products. He was promoted in March 1998 to Marketing Director of our Visage business unit and in July 2000 to Managing Director of our ENTec business unit. In January 2001, Mr. Underwood was promoted to Vice President and General Manager of ENTec. Prior to joining ArthroCare, Mr. Underwood served as Marketing Manager at Conceptus, Inc., a medical device company specializing in women's health. Mr. Underwood holds a B.S. degree in Biology from California Polytechnic State University, San Luis Obispo.

   Jean A. Woloszko, M.D., Ph.D. joined our Company in December 1998 as Medical Director. He has served as Vice President, Research and Development since February 1999. Prior to joining ArthroCare, Dr. Woloszko served as Principal Manager, Research and Medical Affairs at Medtronic, Inc. from January 1997 to November 1998 and as Worldwide Research Manager from May 1993 to December 1996. Dr. Woloszko holds a Ph.D. in Bioengineering from University of Illinois, Chicago and received his Medical Degree from Universite de Montpellier.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth the compensation received by the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for fiscal 2000, 1999 and 1998 (the "Named Executive Officers"):

                                                                   Long Term Compensation Awards
                                                                 -------------------------------------
                                     Annual Compensation         Restricted Securities
                                ------------------------------     Stock    Underlying     All Other
   Name and Principal    Fiscal  Salary   Bonus   Other Annual     Awards   Options (#    Compensation
        Position          Year    ($)     ($)(1)  Compensation     ($)(2)   of shares)       ($)(3)
   ------------------    ------ -------- -------- ------------   ---------- ----------    ------------
Michael A. Baker........  2000  $326,979 $130,000       --             --     80,000(5)     $11,500
 President and Chief      1999   280,575  146,025   $61,046(4)    $141,000    80,000(6)      53,975
 Executive Officer        1998   274,006   84,130    19,600(4)         --     60,000(7)      70,000

Robert T. Hagan.........  2000  $181,050 $ 45,000       --             --     40,000(5)         --
 Vice President,
  Manufacturing           1999   173,863   32,174       --        $ 70,500    50,000(8)     $26,826
                          1998   178,896   53,000       --             --     40,000(9)         --

Christine Hanni.........  2000  $145,210 $ 35,991       --             --     40,000(5)     $ 5,760
 Vice President, Finance
  and                     1999   137,729   38,506       --        $ 70,500    20,000(10)     13,494
 Chief Financial Officer  1998   128,194   18,562       --             --    170,000(11)     28,000

Bruce C. Prothro........  2000  $134,810 $ 40,000       --             --     40,000(5)         --
 Vice President,
  Regulatory              1999   127,446   45,000       --        $ 70,500    20,000(12)        --
 Affairs and Quality
  Assurance               1998    28,870   10,000       --             --     80,000(13)        --

John R. Tighe...........  2000  $151,284 $ 45,000       --             --     40,000(5)         --
 Vice President, Sales    1999   150,221   55,000   $ 5,964(15)   $ 70,500    98,000(16)        --
 and Marketing (14)       1998   185,713      --        --             --     10,000(17)        --

Jean A. Woloszko, M.D.,
 Ph.D. .................  2000  $134,810 $ 40,000       --             --     40,000(5)         --
 Vice President,
  Research and            1999   125,779   40,015   $ 1,990(15)   $ 70,500    60,000(19)    $ 9,985
 Development (18)         1998       --       --        --             --     40,000(20)        --

--------
 (1) Except as otherwise noted, all bonuses were earned by the named officer in the fiscal year indicated and paid to the named officer in the subsequent year.

 (2) The Company entered into restricted stock bonus agreements to purchase shares of the Company's Common Stock.

 (3) The Company entered into restricted stock bonus agreements to purchase shares of the Company's Common Stock in lieu of a portion of the cash bonus payment.

 (4) Consists of reimbursement for the payment of taxes.

 (5) Consists of one option for shares of the Company's Common Stock granted June 21, 2000 at an exercise price of $23.00. One forty-eighth ( 1/48) of the total number of shares subject to the option became exercisable on July 21, 2000 and an additional one forty-eighth ( 1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual's continued employment by the Company.

 (6) Consists of one option for 80,000 shares of the Company's Common Stock granted August 31, 1999 at an exercise price of $17.38. One forty-eighth ( 1/48) of the total number of shares subject to the option became exercisable on September 30, 1999 and an additional one forty-eighth ( 1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual's continued employment by the Company.

 (7) On January 15, 1998 and on August 11, 1998, the Company granted to Mr. Baker an option to purchase 20,000 and 40,000 shares, respectively, of the Company's Common Stock at an exercise price of $5.56 and $8.81, respectively, per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth ( 1/48) of the total number of shares subject to these options became exercisable on February 15, 1998 and on September 11, 1998, respectively, and an additional one forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Mr. Baker's continued employment by the Company.

 (8) On March 1, 1999 and August 31,1999, the Company granted to Mr. Hagan an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $7.00 per share and 30,000 shares at an exercise price of $17.38 per share, respectively, the closing price of one share of stock on the day before the date of each grant. One forty-eighth ( 1/48) of the total number of shares subject to these options became exercisable on April 30, 1999 and on September 30, 1999, respectively and an additional one forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Mr. Hagan's continued employment by the Company.

 (9) On January 15, 1998 and on August 11, 1998, the Company granted to Mr. Hagan an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $5.56 per share and $8.81 per share, the closing price of one share of the Company's Common Stock on the day before the date of each grant. One forty-eighth ( 1/48) of the total number of shares subject to these options became exercisable on February 15, 1998 and on September 11, 1998, respectively, and an additional one forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Mr. Hagan's continued employment by the Company.

(10) On August 31, 1999, the Company granted to Ms. Hanni an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $17.38 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable on September 30, 1999 and an additional one forty-eighth ( 1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Ms. Hanni's continued employment by the Company.

(11) On January 15, 1998, the Company granted to Ms. Hanni an option to purchase 150,000 shares of the Company's Common Stock at an exercise price of $5.56 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One-fourth ( 1/4) of the shares subject to the option became exercisable on the one year anniversary of the effective date of her employment and 1/48 of the shares will continue to vest at the end of each full month thereafter until all the shares are vested, based upon Ms. Hanni's continued employment by the Company. On August 11, 1998 the Company granted to Ms. Hanni an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $8.81 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth ( 1/48) of the total number of shares subject to these options became exercisable on September 11, 1998, and an additional one forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Ms. Hanni's continued employment by the Company.

(12) On August 31, 1999, the Company granted to Mr. Prothro an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $17.38 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth ( 1/48) of the total number of shares subject to these options became exercisable on September 30, 1999 and an additional one forty-eighth ( 1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Mr. Prothro's continued employment by the Company.

(13) On September 17, 1998, the Company granted to Mr. Prothro an option to purchase 80,000 shares of the Company's Common Stock at an exercise price of $7.63 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One-fourth ( 1/4) of the shares subject to the option became exercisable on the one year anniversary of the effective date of his employment and 1/48 of the shares will continue to vest at the end of each full month thereafter until all the shares are vested, based upon Mr. Prothro's continued employment by the Company.

(14) Mr. Tighe was promoted to Vice President, Sales and Marketing in February 1999.

(15) Consists of reimbursements of expense relating to relocation.

(16) Consists of one option for 60,000 shares, a second option for 30,000 shares, and a third option for 8,000 share of the Company's Common Stock. Of the shares subject to the option excercisable for 60,000 shares, granted on March 1, 1999 at an exercise price of $7.00 per share, on forty-eight ( 1/48) of the shares became exercisable on April 1, 1999 and an additional one forty-eighth ( 1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter. Of the shares subject to the option exercisable for 30,000 shares, granted on August 31, 1999 at an exercise price of $17.38 per share, one forty-eighth ( 1/48) of the total number of shares subject to the option are exercisable on September 30, 1999 and an additional one forty-eighth ( 1/48) of the total number of shares subject to the option become exercisable at the end of each full month thereafter. Of the shares subject to the option exercisable for 8,000 shares, granted on January 26, 1999 at an exercise price of $9.13 per share, twenty-five percent (25%) of the total number of shares subject to the option are exercisable on February 3, 2000 and an additional twenty-five percent (25%) of the total number of shares subject to the option are exercisable each full year thereafter.

(17) On January 15, 1998, the Company granted to Mr. Tighe an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $5.56 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth ( 1/48) of the total number of shares subject to these options became exercisable on February 15, 1998 and an additional one forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Mr. Tighe's continued employment by the Company.

(18) Dr. Woloszko joined the Company as Vice President, Research and Development in February 1999.

(19) On March 1, 1999 and on August 31, 1999, the Company granted to Dr. Woloszko options to purchase 40,000 shares of the Company's Common Stock at an exercise price of $7.00 per share and 20,000 shares at an exercise price of $17.38 per share, the closing price of one share of the Company's Common Stock on the day before each of grant dates. One forty-eighth ( 1/48) of the total number of shares subject to these options became exercisable on April 1, 1999 and on September 30, 1999, respectively, and an additional one forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Dr. Woloszko's continued employment by the Company.

(20) On August 11,1998, the Company granted to Dr. Woloszko as a consultant an option to purchase 40,000 shares of the Company's Common Stock at an exercise price of $8.81 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. Twelve forty-eighth ( 12/48) of the total number of shares subject to these options became exercisable on July 22, 1998 and an additional one forty-eighth ( 1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Dr. Woloszko's continued employment by the Company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

   The following table provides information pertaining to option grants made in the Last Fiscal Year to the Named Executive Officers. No SARs were granted.

                                Individual Grants
                         -------------------------------
                                    % of Total                      Potential Realizable Value
                                     Options                        at Assumed Annual Rates of
                         Number of  Granted to                       Stock Price Appreciation
                         Underlying Employees  Exercise                 for Option Term(3)
                          Options   in Fiscal  Price Per Expiration --------------------------
          Name            Granted    Year(1)   Share(2)     Date     0%      5%        10%
          ----           ---------- ---------- --------- ---------- ---- ---------- ----------
Michael A. Baker........   80,000     6.1496    $23.00     6/21/10   --  $1,629,546 $3,684,671
                           10,000     0.7687     16.75    10/20/10   --     130,799    307,492

Robert T. Hagan.........   40,000     3.0748    $23.00     6/21/10   --  $  814,773 $1,842,336
                           10,000     0.0769     16.75    10/20/10   --     130,799    307,492

Christine Hanni.........   40,000     3.0748    $23.00     6/21/10   --  $  814,773 $1,842,336
                           10,000     0.0769     16.75    10/20/10   --     130,799    307,492

Bruce C. Prothro........   40,000     3.0748    $23.00     6/21/10   --  $  814,773 $1,842,336
                           10,000     0.0769     16.75    10/20/10   --     130,799    307,492

John R. Tighe...........   40,000     3.0748    $23.00     6/21/10   --  $  814,773 $1,842,336
                           10,000     0.0769     16.75    10/20/10   --     130,799    307,492

Jean A. Woloszko,
 M.D., Ph.D.............   40,000     3.0748    $23.00     6/21/10   --  $  814,773 $1,842,336
                           10,000     0.0769     16.75    10/20/10   --     130,799    307,492

--------
(1) Based on an aggregate of 1,300,900 options granted by the Company during the Last Fiscal Year to employees and non-employee directors of and consultants to the Company, including options granted to the Named Executive Officers.

(2) Options are granted at an exercise price equal to the closing market price per share on the day before the date of grant.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

 AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

   The following table provides information on option exercises in the Last Fiscal Year by the Named Executive Officers and the number and value of such officers unexercised options at December 30, 2000. No SARs have been granted.

                                                   Number of Unexercised     Value of Unexercised
                                                        Options at          In-The-Money Options at
                            Shares      Value      December 30, 2000 (#)   December 30, 2000 ($)(2)
                         Acquired on   Realized  ------------------------- -------------------------
          Name           Exercise (#)   ($)(1)   Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ ---------- ----------- ------------- ----------- -------------
Michael A. Baker........   199,968    $5,723,131   368,062      244,170    $5,038,371   $1,742,196
Robert T. Hagan.........       --            --     49,377       90,627    $  465,900   $  381,972
Christine Hanni.........    20,000    $  827,226   112,705      107,295    $1,446,278   $  710,871
Bruce C. Prothro........    29,864    $1,802,267    25,133       95,003    $  174,356   $  491,009
John R. Tighe...........    46,400    $1,592,291    35,971      106,629    $  282,011   $  579,760
Jean A. Woloszko,
 M.D., Ph.D.............    14,500    $  510,954    38,831       96,669    $  323,791   $  506,053

--------
(1) Based upon the fair market value of one share of the Company's Common Stock on the date that the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2) Based upon a fair market value of $19.50 per share as of December 30, 2000 minus the exercise price per share multiplied by the number of shares underlying the option.

   The Company has not established any long-term incentive plans or defined benefit or actuarial plans covering any of the Named Executive Officers.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

   The Company entered into Continuity Agreements with the Chief Executive Officer and all other executive officers of the Company in 1998, or upon appointment as executive officer if subsequent to 1998. The Continuity Agreements provide certain compensation and benefits in the event of a Change of Control of the Company. A Change of Control is defined as (i) a change of beneficial ownership of at least 15% of the voting power of the Company without the approval of the Board, (ii) a merger or sale of the Company whereby the Company stockholders immediately prior to such merger or sale do not maintain at least 50% of the voting power of the surviving Company, (iii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of the Company's assets, or (iv) a change in the composition of the Board of Directors such that at least 50% of the members are not incumbents or elected by incumbent directors. In the event of a Change of Control, the Continuity Agreements provide for accelerated vesting of 50% of the then-current unvested and outstanding stock options of each executive officer. In the event of a hostile takeover, the vesting is accelerated as to 100% of the outstanding unvested options of each executive officer. Further, in the event of an involuntary termination of employment of an executive officer within 24 months of a Change of Control, certain severance benefits will be provided. These benefits include 24 months of continued monthly compensation (36 months for the Chief Executive Officer), continued medical benefits during the severance period and immediate vesting of all outstanding and unvested stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   For the Last Fiscal Year, directors Campbell-White and Momsen served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. In addition, during the Last Fiscal Year, no officer of the Company had an "interlock" relationship, as that term is defined by the SEC, to report.

CERTAIN TRANSACTIONS

   On July 18, 1995, the Company and Mr. Hagan, the Company's Vice President, Manufacturing, entered into an employment agreement which, in addition to annual salary, provided for Mr. Hagan's purchase of 90,000 shares of the Company's Common Stock at a purchase price of $0.80 per share, with payment in the form of a promissory note due on August 1, 1999 or upon termination of employment pursuant to a restricted stock purchase and security agreement. This promissory note has been fully repaid to the Company by Mr. Hagan.

   On June 20, 1997, the Company and Mr. Baker, the Company's President and Chief Executive Officer, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for a loan by the Company in the principal amount of $500,000 in connection with Mr. Baker's purchase of a home, payable upon the earlier of termination of employment or sale of the home.

   In December 1997, the Company and Mr. Hovda, the Company's Vice President and General Manager, ArthroCare Spine, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for a loan by the Company in the principal amount of $130,000 in connection with Mr. Hovda's purchase of a home, payable upon the earlier of termination of employment or sale of the home.

   In February 1999, the Company and Dr. Woloszko, the Company's Vice President Research and Development, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for a loan by the Company in the principal amount of $225,000 in connection with Dr. Woloszko's purchase of a home, payable upon the earlier of termination of employment or sale of the home.

   In February 1999, the Company and Mr. Tighe, the Company's Vice President Sales and Marketing, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for a loan by the Company in the principal amount of $350,000 in connection with Mr. Tighe's purchase of a home, payable upon the earlier of termination of employment or sale of the home.

AUDIT FEES

   Fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for fiscal 2000 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q during the Last Fiscal Year are $200,000, of which an aggregate amount of $100,000 had been billed through December 30, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

   No information technology services were provided by PricewaterhouseCoopers LLP during the Last Fiscal Year.

ALL OTHER FEES

   Aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for all other services in the Last Fiscal Year were $130,000, which related primarily to tax planning and compliance services. The Audit Committee of the Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                     REPORT OF THE COMPENSATION COMMITTEE

   The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors.

   In addition to executive compensation matters, the Compensation Committee is responsible for making recommendations to the Board of Directors concerning salaries and incentive compensation for employees of and consultants to the Company. The Compensation Committee also has the authority and power to grant stock options to the Company's employees and consultants.

   The goal of the Company's compensation policies is to align executive compensation with business objectives, corporate performance, market compensation levels, and to attract and retain executives who contribute to the long-term success and value of the Company. The Company endeavors to achieve its compensation goals through the implementation of policies that are based on the following principles:

  . The Company pays competitively for experienced, highly-skilled executives:

   The Company operates in a competitive and rapidly changing industry. Executive base compensation is targeted to the median salary paid to comparable executives in companies of similar size, location, and with comparable responsibilities. The individual executive's salary is adjusted annually based on individual performance, corporate performance, and the relative compensation of the individual compared to the comparable medians.

  . The Company rewards executives for superior performance:

   The Committee believes that a substantial portion of each executive's compensation should be in the form of bonuses. Executive bonuses are based on a combination of individual performance and the attainment of corporate goals. Individual performance goals are based on specific objectives which must be met in order for the Company to achieve its corporate goals. In order to attract and retain executives who are qualified to excel in the medical device industry, the Company awards higher bonuses based on performance in excess of the corporate goals.

  . The Company strives to align long-term stockholder and executive interests:

   In order to align the long-term interests of executives with those of stockholders, the Company grants all employees, and particularly executives, options to purchase stock. Options are granted at the closing price of one share of the Company's Common Stock on the day before the date of grant and will provide value only when the price of the Common Stock increases above the exercise price. Options are subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time based on individual performance and the prior level of grants.

Compensation Of Michael A. Baker, President And Chief Executive Officer

   During 2000, the compensation of Mr. Baker was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Mr. Baker's compensation for 2000 is set forth in the Summary Compensation Table appearing on page 11.

Summary

   The Committee believes that the Company's compensation policy as practiced to date by the Committee and the Board of Directors has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it has set while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company's products.

                                          Respectfully submitted,

                                          Annette J. Campbell-White

                                          Robert R. Momsen

   The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                         REPORT OF THE AUDIT COMMITTEE

   The Board of Directors has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Company's financial reporting and accounting systems and controls. The Board has adopted a written Audit Committee Charter, a copy of which is included as an appendix to this definitive proxy statement. The Audit Committee has a direct line of communication with PricewaterhouseCoopers LLP, the Company's independent public accountants. The Audit Committee is composed entirely of independent directors as defined by the listing standards of Nasdaq's Marketplace Rule 4350(d)(2).

   The responsibilities of the Audit Committee are set forth in its Charter. In fulfilling its responsibilities, the Audit Committee discusses with the Company's independent public accountants the overall scope and specific plans for their audit. The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal 2000 with management and with PricewaterhouseCoopers LLP. Such review included discussions concerning the quality of accounting principles as applied and significant judgments affecting the Company's financial statements. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP matters such as the quality (and acceptability) of the Company's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61, "Communication with Audit Committees". The Audit Committee has received from PricewaterhouseCoopers LLP written disclosures concerning the independent accounts' independence from the Company and has discussed with PricewaterhouseCoopers LLP its independence, as required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee recommends to the Board of Directors the selection of the independent public accountants.

   In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's 2000 Annual Report on Form 10-K, for filing with the SEC.

                                          Respectfully submitted,

                                          John S. Lewis

                                          Robert R. Momsen

   The foregoing Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                               PERFORMANCE GRAPH

   The following graph shows a comparison of total stockholder return for holders of the Company's Common Stock from February 5, 1996, the date of the Company's initial public offering, through December 30, 2000 compared with the Nasdaq Stock Market, U.S. Index, the Hambrecht & Quist Healthcare Index (excluding Biotechnology) and the Nasdaq Health Services Index. This graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of medical device stocks like that of the Company are subject to a number of market-related factors other than Company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other medical device and small-cap stocks.

                COMPARISON OF 59 MONTH CUMULATIVE TOTAL RETURN*

                             ARTHROCARE CORPORATION

 THE NASDAQ STOCK MARKET (U.S.) INDEX, THE NASDAQ HEALTH SERVICES INDEX AND THE
           HAMBRECHT & QUIST HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX

                              [PERFORMANCE GRAPH]
-------
 * $100 invested on February 5, 1996 in stock or on January 31, 1996 in index-- including reinvestment of dividends. The Company's most recent fiscal year ended December 30, 2000.

                  2/5/96 3/96 6/96 9/96 12/96 3/97 6/97 9/97 12/97 3/98 6/98 9/98 12/98 3/99 6/99 9/99 12/99 3/00 6/00 9/00 12/00
                  ------ ---- ---- ---- ----- ---- ---- ---- ----- ---- ---- ---- ----- ---- ---- ---- ----- ---- ---- ---- -----
ArthroCare
 Corporation....   100   157  129   70    52   46   67   92    94  106  119   90   155  118  154  390   436  657  380  278   279
Nasdaq Stock
 Market U.S.....   100   104  113  117   122  116  137  160   150  175  180  163   211  236  259  265   382  441  383  353   236
Nasdaq Health
 Services.......   100   100  109  108    96   89  100  109    98  107   97   74    84   74   92   68    68   70   71   79    92
Hambrecht &
 Quist
 Healthcare
 (excluding
 Biotechnology)..  100   100   94  103   104   99  118  124   124  141  143  126   150  143  147  127   131  139  169  188   205

   The information contained in the Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

   THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT AND REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 30, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ARTHROCARE CORPORATION, 595 NORTH PASTORIA AVENUE, SUNNYVALE, CALIFORNIA 94085.

                                          THE BOARD OF DIRECTORS

Dated: April 18, 2001

                                                                        Adopted:
                                                                     5 June 2000

                             ARTHROCARE COPRORATION

                            AUDIT COMMITTEE CHARTER

Purpose

   The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of ArthroCare Corporation (the "Company") in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the outside auditor and the financial management of the Company.

   In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts such at the outside auditor.

Membership

   The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of The Nasdaq Stock Market. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities) which results in the Committee member's financial sophistication.

Committee Organization and Procedures

     1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

     2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

     3. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

     4. The Committee may, in its discretion, include in its meetings, members of the Company's financial management, representatives of the outside auditor, and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

     5. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

Responsibilities

 Outside Auditor

     6. The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the outside auditor and, if necessary, recommend that the Board replace the outside auditor. As appropriate, the Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders.

     7. The Committee shall approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

     8. The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

 Annual Audit

     9. The Committee shall meet with the outside auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

     10. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

     11. The Committee shall review/1/ and discuss the audited financial statements with the management of the Company.

     12. The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's
--------
/1 /Auditing literature, particularly, Statement of Accounting Standards No.
   71, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

  conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

     13. The Committee shall, based on the review and discussions in paragraphs 11 and 12 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 8 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

 Quarterly Review

     14. The outside auditor is required to review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

 Internal Controls

     15. The Committee shall discuss with the outside auditor, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

     16. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

 Other Responsibilities

     17. The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

     18. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

     19. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

PROXY
                             ARTHROCARE CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001

     The undersigned, revoking all prior proxies, hereby appoints Michael A. Baker and Christine Hanni, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of ArthroCare Corporation (the "Company") of record in the name of the undersigned at the close of business on April 4, 2001, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 23, 2001, or at any adjournment thereof, upon the following matters:

1. Election of the following directors: Michael A. Baker, Hira V. Thapliyal, Ph.D., Annette J. Campbell-White, C. Raymond Larkin, Jr., John S. Lewis, Robert
R. Momsen

[_]    FOR ALL NOMINEES       [_]    WITHHOLD FOR ALL NOMINEES
       FOR ALL NOMINEES EXCEPT THE FOLLOWING:
       (Mark no box and write the name(s) of the nominee(s) withheld in the space provided below.)
2. Ratification of appointment of PricewaterhouseCoopers LLP as Independent accountants for the 2001 fiscal year.

[_]    For           [_]        Against            [_]           Abstain

3. In their discretion, the Proxies are authorized to vote upon such matters as may properly come before the Annual Meeting, or any adjournment thereof.

[_]    For           [_]        Against            [_]           Abstain

--------------------------------------------------------------------------------
                          (continued on reverse side)

Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                    VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                    UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
                                    MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS
                                    1, 2, AND 3. THE BOARD OF DIRECTORS
                                    RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3.

                                    Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

                               Dated:          , 2001.

                               _________________________________________________

                               _________________________________________________

                               _________________________________________________

                               _________________________________________________
                                                   Signature(s)